As filed with the Securities and Exchange Commission on September 24, 1999

                                                      Registration No. 333-29225
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                        ---------------------------------
                              HERCULES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                    51-0023450
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                                 HERCULES PLAZA
                            1313 NORTH MARKET STREET
                         WILMINGTON, DELAWARE 19894-0001
                             TELEPHONE: 302-594-5000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                      INCLUDING AREA CODE, OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

Israel J. Floyd, Esquire                  Copy to:
Secretary

Hercules Incorporated                     Justin P. Klein, Esquire
Hercules Plaza                            Ballard Spahr Andrews & Ingersoll, LLP
1313 North Market Street                  1735 Market Street, 51st Floor
Wilmington, DE 19894-0001                 Philadelphia, PA 19103
Telephone: 302-594-5128                   Telephone: 215-864-8606
     (Agent for service)

                         ------------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [___]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [___]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [___]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [___]

                                EXPLANATORY NOTE

         On July 23, 1997, Hercules Incorporated (the "Company") filed Amendment No. 1 to its Registration Statement on Form S-3 (No. 333-29225) (the "1997 Registration Statement") to register debt securities in an aggregate principal amount of $500,000,000 (the "Debt Securities") to be offered for sale to the public from time to time pursuant to Rule 415. Presently, an aggregate principal amount of $300,000,000 of the Debt Securities remains registered but unissued (the "Unsold Debt Securities"). On September 15, 1998, the Company filed its Registration Statement on Form S-3 (No. 333-63423) (as amended by Amendment No. 1 to the Company's Registration Statement on Form S-3 filed on October 29, 1998 and by Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3 filed on November 9, 1998, the "1998 Registration Statement") to register $3,000,000,000 of its Offered Securities (as defined in the 1998 Registration Statement). Pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended, the Unsold Debt Securities are being carried forward in the 1998 Registration Statement.

         The 1997 Registration Statement indicated that the Debt Securities would be issued pursuant to an indenture dated as of May 15, 1993 (the "1993 Indenture"), between the Company and Mellon Bank, N.A., as trustee, a copy of which was an exhibit to the 1997 Registration Statement. As of the date of the effectiveness of this Post-Effective Amendment No. 1, the Unsold Debt Securities may be issued as unsecured senior debt securities, unsecured subordinated debt securities or unsecured junior subordinated debt securities of the Company and will be issued under the Senior Debt Indenture (the "Senior Debt Indenture"), the Subordinated Debt Indenture ("Subordinated Debt Indenture") or the Junior Subordinated Debenture Indenture (the "Junior Subordinated Debenture Indenture"), each between the Company and The Chase Manhattan Bank, as trustee (collectively the "Indentures"), as described in the 1998 Registration Statement.

         As of the date of the effectiveness of this Post-Effective Amendment No. 1, the specific terms of the Unsold Debt Securities and the Indentures will be as set forth in the prospectus contained in the 1998 Registration Statement and any amendment or prospectus supplement thereto.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on September 23, 1999.

                                 HERCULES INCORPORATED


                                 By:      /s/ Vincent J. Corbo
                                          ---------------------------
                                          Vincent J. Corbo
                                          President, Chief Executive Officer and
                                          Chief Operating Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

  Signature                                 Capacity                                    Date
  ---------                                 --------                                    ----
/s/ Vincent J. Corbo                Director, Principal Executive Officer               September 23, 1999
------------------------------      (President, Chief Executive Officer and
Vincent J. Corbo                    Chief Operating Officer)


                  *                 Principal Financial Officer                         September 23 , 1999
------------------------------      (Senior Vice President and
George MacKenzie                    Chief Financial Officer)


/s/ Michael J. Scott                Principal Accounting Officer                        September 23 , 1999
------------------------------      (Vice President and Controller)
Michael J. Scott

                   *                Director                                            September 23, 1999
------------------------------
R. Keith Elliott

                                    Director                                            September ___, 1999
------------------------------
John G. Drosdick

                   *                Director                                            September 23, 1999
------------------------------
Richard M. Fairbanks

                                    Director                                            September ___, 1999
------------------------------
Alan R. Hirsig

         Signature                          Capacity                                    Date
         ---------                          --------                                    ----
                   *                Director                                            September 23, 1999
------------------------------
Edith E. Holiday

                                    Director                                            September ___, 1999
------------------------------
Robert G. Jahn

                    *               Director                                            September 23, 1999
------------------------------
Gaynor N. Kelley

                    *               Director                                            September 23, 1999
------------------------------
Ralph L. MacDonald, Jr.

                                    Director                                            September ___, 1999
------------------------------
H. Eugene McBrayer

                    *               Director                                            September 23, 1999
------------------------------
Peter McCausland

                                    Director                                            September ___, 1999
------------------------------
John A. H. Shober

                    *               Director                                            September 23, 1999
------------------------------
Paula A. Sneed


*By: /s/ Israel J. Floyd
     ------------------------------
(Israel J. Floyd as attorney-in-fact
 for the persons indicated)

                                  EXHIBIT INDEX

         Exhibit
         Number                              Description
         ------                              -----------
           4.1             Form of Senior Debt Indenture between the Company and
                           The Chase Manhattan Bank, as Trustee (incorporated by
                           reference to Exhibit 4.2 of Amendment No. 1 to the
                           Company's Registration Statement on Form S-3 No.
                           333-63423 filed on October 29, 1998)

           4.2             Form of Subordinated Debt Indenture between the
                           Company and The Chase Manhattan Bank, as Trustee
                           (incorporated by reference to Exhibit 4.3 of Amendment No. 1 to the Company's Registration
                           Statement on Form S-3 No.
                           333-63423 filed on October 29, 1998)

           4.3 Form of Junior Subordinated Debentures Indenture between the Company and The Chase Manhattan Bank, as
                           Trustee (incorporated by reference to Exhibit 4.4 of Amendment No. 1 to the Company's Registration
                           Statement on Form S-3 No. 333-63423 filed on October
                           29, 1998)

           4.4+            Form of Senior Debt Security

           4.5+            Form of Subordinated Debt Security

           4.6+            Form of Junior Subordinated Debenture

          23.1             Consent of PricewaterhouseCoopers, LLP

          25.1             Form T-1, Statement of Eligibility of Trustee of The
                           Chase Manhattan Bank, as Trustee under the Senior
                           Debt Indenture (incorporated by reference to Exhibit
                           25.1 of Amendment No. 1 to the Company's Registration
                           Statement on Form S-3 No. 333-63423 filed on October
                           29, 1998)

          25.2             Form T-1, Statement of Eligibility of Trustee of The
                           Chase Manhattan Bank, as Trustee under the
                           Subordinated Debt Indenture (incorporated by reference to Exhibit 25.2 of Amendment No. 1 to the Company's Registration Statement on Form S-3 No.
                           333-63423 filed on October 29, 1998)

          25.3             Form T-1, Statement of Eligibility of Trustee of The
                           Chase Manhattan Bank, as Trustee under the Junior
                           Subordinated Debenture Indenture (incorporated by reference to Exhibit 25.3 of Amendment No. 1 to the Company's Registration Statement on Form S-3 No.
                           333-63423 filed on October 29, 1998)

--------------------
  + To be filed by amendment to the Company's Registration Statement on Form S-3 No. 333-63423 or under a subsequent Current Report on Form 8-K.